UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 17, 2016

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 17, 2016 (the “Annual Meeting”). On November 17, 2016, Broadridge Investor Communications Solutions, Inc., the inspector of elections for the Annual Meeting (“Broadridge”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 21,980,989 shares of the Company’s common stock, out of a total of 24,030,391 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to the shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of nine out of the following nine director nominees:

	For	Withheld
Thomas H. Barr	15,798,955	66,903
James W. Bradford	10,899,347	*4,966,511
Sandra B. Cochran	10,857,438	*5,008,420
Glenn A. Davenport	15,799,796	66,062
Richard J. Dobkin	10,880,664	*4,985,194
Norman E. Johnson	15,794,553	71,305
William W. McCarten	15,797,982	67,876
Coleman H. Peterson	10,891,990	*4,973,868
Andrea M. Weiss	15,743,172	122,686

*	The Company believes that Biglari Capital Corp. and its affiliates (“Biglari Capital”) withheld approximately 4.7 million votes for each of Ms. Cochran and Messrs. Bradford, Dobkin and Peterson.

The following nine directors were elected at the Annual Meeting: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Glenn A. Davenport, Robert J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. In addition, Broadridge has advised the Company that there were 6,115,131 broker non-votes on proposal 1.

2. Adoption of a non-binding advisory resolution on the Company’s executive compensation, as described in the Company’s 2016 proxy statement (“say-on-pay”):

For	Against	Abstentions
10,485,687	*5,292,971	87,200

*	The Company believes that Biglari Capital cast approximately 4.7 million votes against the adoption of proposal 2.

In addition, Broadridge has advised the Company that there were 6,115,131 broker non-votes on proposal 2.

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2017:

For	Against	Abstentions
21,819,963	103,777	57,249

In addition, Broadridge has advised the Company that there were zero broker non-votes on proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CRACKER BARREL OLD COUNTRY STORE, INC.

Date: November 17, 2016	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer